UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road Carlsbad, CA	92008-7328
(Address of Principal Executive Offices)	(Zip Code)

(760) 931-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Approval of the Amended and Restated 2001 Non-Employee Directors Stock Incentive Plan

On June 6, 2006, the stockholders of Callaway Golf Company (the “Company”) approved an Amendment and Restatement of the Company’s 2001 Non-Employee Directors Stock Incentive Plan (the “Plan”). The Plan, as amended and restated, adds restricted stock and restricted stock units as permitted awards under the Plan and includes other changes intended to allow the Board greater flexibility in setting the terms and conditions of awards under the Plan. Specifically, the Plan establishes a maximum number of shares that could be issued pursuant to any initial or annual grant; subject to that maximum, the actual number of shares to be issued pursuant to any award would be determined by the Board in its discretion. Also, the terms and provisions relating to the vesting of and other restrictions on awards would be determined by the Board and set forth in individual award agreements. The aggregate number of shares authorized under the Plan remains unchanged at 500,000, and the term of the Plan (which expires on December 31, 2011) remains unchanged.

The foregoing summary of the Plan is qualified in its entirety by reference to the complete text of the Plan. A copy of the Plan, as amended and restated, is attached to this Current Report on Form 8-K as Exhibit 10.56 and incorporated herein by reference.

A copy of the form of Non-Employee Director Restricted Stock Unit Grant Agreements is attached to this Current Report on Form 8-K as Exhibit 10.57 and incorporated herein by this reference.

Item 8.01	Other Events

On June 6, 2006, in connection with the approval of the amended and restated Plan, the Board of Directors, upon the recommendation of the Compensation and Management Succession Committee, granted 3,698 Restricted Stock Units to each of the Company’s non-employee directors, namely, Ronald S. Beard, Samuel H. Armacost, John C. Cushman, III, Yotaro Kobayashi, Richard L. Rosenfield and Anthony S. Thornley. The Restricted Stock Units are scheduled to vest on the third anniversary of the grant date. Dividend equivalents accrue on the Restricted Stock Units and are paid to the Director only if the Restricted Stock Units vest and the underlying shares of Common Stock are issued to the Director.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

10.56	Amended and Restated 2001 Non-Employee Directors Stock Incentive Plan.*

10.57	Form of Non-Employee Director Restricted Stock Unit Grant Agreement.*

*	Filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006	CALLAWAY GOLF COMPANY

	By:	/s/ George Fellows
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Description
10.56	Amended and Restated 2001 Non-Employee Directors Stock Incentive Plan.

10.57	Form of Non-Employee Director Restricted Stock Unit Grant Agreement.